Exhibit 10.64

GENERAL AMENDMENT OF COMPANY PLANS

This General Amendment of Company Plans (the “Amendment”) is made as of this 6th day of August, 2013, by Advanced Emissions Solutions, Inc., a Delaware corporation (the “Corporation”).

RECITALS

WHEREAS, the Corporation assumed those employee benefit plans listed in Exhibit A hereto (the “Company Plans”) on July 1, 2013 pursuant to that certain Agreement and Plan of Merger, dated as of March 25, 2013 (the “Reorganization Agreement”), by and among the Corporation, ADA-ES, Inc., a Colorado corporation (“ADA”), and ADA Merger Corp., a Colorado corporation, whereby ADA became a wholly owned subsidiary of the Corporation;

WHEREAS, pursuant to the Reorganization Agreement, each issued and outstanding share of common stock, no par value, of ADA was converted into one share of common stock, par value $0.001 per share of the Corporation and all stock options, restricted stock units or other awards issued or rights under the Company Plans now entitles the holder thereof to purchase or receive common stock of the Corporation in accordance with the terms of the Company Plans; and

WHEREAS, the Company Plans documents including, but not limited to, the plan document, form agreements and prospectuses (the “Plan Documents”) prior to the merger made reference to ADA, the common stock of ADA and Colorado law.

AMENDMENT

NOW, THEREFORE, the Corporation hereby amends the Company Plans as follows:

1.           Any reference in the Plans Documents to ADA shall now reference the Corporation, any reference to common stock, no par value, of ADA shall now refer to common stock, $0.001 par value per share, of the Corporation and any provision providing for governance by Colorado law shall now provide for the governance by Delaware law.

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Exhibit A

General Amendment to Company Plans

List of Company Plans:

•	ADA-ES, INC. 2003 STOCK OPTION PLAN

•	ADA-ES, INC. 2003 STOCK COMPENSATION PLAN #1

•	ADA-ES, INC. 2003 STOCK COMPENSATION PLAN #2

•	ADA-ES, INC. 2004 EXECUTIVE STOCK OPTION PLAN

•	ADA-ES, INC. 2004 STOCK COMPENSATION PLAN #2

•	ADA-ES, INC. 2004 DIRECTORS STOCK COMPENSATION PLAN #1

•	ADA-ES, INC. 2005 DIRECTORS’ COMPENSATION PLAN

•	AMENDED AND RESTATED ADA-ES, INC. 2007 EQUITY INCENTIVE PLAN, AS AMENDED

•	ADA-ES, INC. PROFIT SHARING RETIREMENT PLAN, AS AMENDED

•	AMENDED AND RESTATED ADA-ES, INC. 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN

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